UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2010

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2010, West Bancorporation, Inc. (the “Company”) entered into amendments of its employment agreements with Messrs. David D. Nelson (Chief Executive Officer and President), Douglas R. Gulling (Executive Vice President and Chief Financial Officer), and Brad L. Winterbottom (Executive Vice President).  The amendment to Mr. Nelson’s contract replaces a $125,000 grant of long-term restricted stock with a cash payment of the same amount.  The amendments to the contracts of Messrs. Gulling and Winterbottom replace $30,000 long-term restricted stock grants with $15,000 salary increases.  The contract amendments were required because the Company cannot use its Restricted Stock Compensation Plan until after January 1, 2012, under the provisions of its Securities Purchase Agreement with the United States Department of the Treasury.  Copies of the amendments are filed as Exhibits 10.1, 10.2, and 10.3 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment dated August 27, 2010 between West Bancorporation, Inc. and David D. Nelson
10.2	Amendment dated August 27, 2010 between West Bancorporation, Inc. and Douglas R. Gulling
10.3	Amendment dated August 27, 2010 between West Bancorporation, Inc. and Brad L. Winterbottom

The information contained in this report may contain forward-looking statements about the Company’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratios.  Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements preceded by, followed by or that include the words “believes,” “expects,” “intends,” “should,” “anticipates,” or similar references or references to estimates or predictions.  Such forward-looking statements are based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility that the underlying assumptions are incorrect or do not materialize in the future, actual results could differ materially from these forward-looking statements.  Risks and uncertainties that may affect future results include: interest rate risk; competitive pressures; pricing pressures on loans and deposits; changes in credit and other risks posed by the Company’s loan and investment portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan losses dictated by new market conditions or regulatory requirements; actions of bank and non-bank competitors; changes in local and national economic conditions; changes in regulatory requirements, including actions of the Securities and Exchange Commission, the United States Department of the Treasury, the Federal Deposit Insurance Corporation, the Federal Reserve Board, and/or the Iowa Division of Banking; changes in the Treasury’s Capital Purchase Program; and customers’ acceptance of the Company’s products and services.  The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

August 27, 2010	By:	/s/ David D. Nelson
Name: David D. Nelson
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.1	Amendment dated August 27, 2010 between West Bancorporation, Inc. and David D. Nelson
10.2	Amendment dated August 27, 2010 between West Bancorporation, Inc. and Douglas R. Gulling
10.3	Amendment dated August 27, 2010 between West Bancorporation, Inc. and Brad L. Winterbottom